FOR IMMEDIATE RELEASE

CONTACTS:  Alanco Investor Relations                  BPC Financial Marketing
           (480) 607-1010                             John Baldissera
           www.alanco.com                             800-368-1217

                          Alanco Third Quarter Results
                     ---------------------------------------
                     Forward Six Months: Turnaround Underway

(Scottsdale, AZ - May 15, 2008) - Alanco Technologies, Inc., (NASDAQ: ALAN), a leading provider of wireless tracking and asset management solutions, today announced that sales for its third quarter ended March 31, 2008 were $4,167,900, an increase of $397,700, or 10.5%, compared to sales of $3,770,200 for the previous quarter ended December 31, 2007. The higher sales was attributed to the Company's Wireless Asset Management segment (StarTrak Systems) which reported a sales increase of $559,600, or 23%, when compared to the prior quarter.

The loss from continuing operations for the third quarter ended March 31, 2008 narrowed to ($1,557,900), a decrease of $447,900, or 22.3%, compared to ($2,005,800) for the second quarter ended December 31, 2007. The reduction in loss from continuing operations was the result of improved operating results in all segments of the Company.

A comparison of operating results for the current quarter and nine months ended March 31, 2008 compared to the same period of the prior year is presented below as Schedule II. For additional discussion of the Company's current financial results, please review Form 10-QSB as filed with the SEC on May 15, 2008.

Robert R. Kauffman, Alanco Chairman and CEO, commented, "Our improved third quarter operating results are indicative of the performance turnaround now well underway. We anticipate additional significant revenue growth during the fourth quarter in both our core businesses, StarTrak Systems and TSI PRISM, resulting in further operating improvement in the final fiscal year period. Looking forward to the first quarter of our new fiscal year 2009, beginning July 1, 2008, we expect that continuing revenue and gross profit gains will result in completion of our profitability turnaround."

Alanco Technologies, Inc. (NASDAQ: ALAN), headquartered in Scottsdale, Arizona, is a rapidly growing provider of wireless tracking and asset management solutions through its StarTrak Systems and Alanco/TSI PRISM subsidiaries. Corporate website: www.alanco.com

StarTrak Systems is a leading provider of GPS tracking and wireless asset management services to the transportation industry and the dominant provider of tracking, monitoring and two-way control services to the refrigerated or "Reefer" segment of the transportation marketplace. StarTrak products increase efficiency and reduce costs of the refrigerated supply chain through the wireless monitoring and control of critical Reefer data, including GPS location, cargo temperatures and Reefer fuel levels. StarTrak offers complete integrated solutions for refrigerated trailers, trucks, railcars, and containers. Additional information is available at www.StarTrak.com.

Alanco/TSI PRISM is the leading provider of RFID real-time tracking technologies for the corrections industry. TSI PRISM systems track and record the location and movement of inmates and officers, resulting in enhanced facility safety and security and significant staff productivity improvements. Utilizing proprietary RFID (Radio Frequency Identification) tracking technology, TSI PRISM provides real-time inmate and officer identification, location and tracking both indoors and out, and is currently utilized in prisons in Michigan, California, Illinois, Ohio, Missouri, Virginia, Indiana, and Minnesota. Additional information is available at www.TSIPRISM.com.

The Company also participates in the data storage industry through its wholly owned subsidiary, Excel Meridian Data, Inc. (EMD), which specializes in providing unique data storage, backup and disaster recovery solutions. EMD Storage product lines include: direct attached storage (DAS), network attached storage (NAS) and storage area network (SAN) solutions for any size business. In addition, EMD features partnerships with: EqualLogic, VMware, Microsoft, DoubleTake and other industry leading hardware and software solution providers. For more information visit: www.emdstorage.com

                                   SCHEDULE I
                            Alanco Technologies, Inc.
                  Condensed Consolidated Financial Information

                                                           Quarter Ended
                                                   3/31/2008       12/31/2007

NET SALES                                        $ 4,167,900     $ 3,770,200
   Cost of Sales                                   2,863,200       2,604,000
                                                 ------------    ------------
Gross Profit                                       1,304,700       1,166,200
   Selling, General & Administrative Expense       2,735,400       3,005,500
                                                 ------------    ------------
Operating Loss                                    (1,430,700)     (1,839,300)

   Interest Expense                                 (166,300)       (187,900)
   Other Income                                       39,100          21,400
                                                 ------------    ------------
Loss From Continuing Operations                   (1,557,900)     (2,005,800)

   Preferred Stock Dividends                        (642,100)        (21,100)
                                                 ------------    ------------
Net Loss Attributable to Common Stock Holders    $(2,200,000)    $(2,026,900)
                                                 ============    ============

Net Loss Per Common Share - Basic and Diluted    $     (0.09)    $     (0.09)
                                                 ============    ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING        23,453,000      21,890,100
                                                 ============    ============

                                   SCHEDULE II
                            Alanco Technologies, Inc.
                  Condensed Consolidated Financial Information

                                                 Three months ended March 31,
                                                     2008            2007
NET SALES                                        $ 4,167,900     $ 4,422,800
   Cost of Sales                                   2,863,200       3,106,200
                                                 ------------    ------------
Gross Profit                                       1,304,700       1,316,600
   Selling, General & Administrative Expense       2,735,400       2,568,800
                                                 ------------    ------------
Operating Loss                                    (1,430,700)     (1,252,200)

   Interest Expense                                 (166,300)       (211,800)
   Other Income                                       39,100          17,200
                                                 ------------    ------------
Loss From Continuing Operations                   (1,557,900)     (1,446,800)

(Loss) Income From Discontinued Operations               -               -

   Preferred Stock Dividends                        (642,100)       (335,700)
                                                 ------------    ------------
Net Loss Attributable to Common Stock Holders    $(2,200,000)    $(1,782,500)
                                                 ============    ============

Net Loss Per Common Share - Basic and Diluted    $     (0.09)    $     (0.10)
                                                 ============    ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING        23,453,000      17,968,600
                                                 ============    ============

                                                 Nine months ended March 31,
                                                     2008            2007
NET SALES                                        $12,490,700     $15,115,000
   Cost of Sales                                   8,432,100      10,172,100
                                                 ------------    ------------
Gross Profit                                       4,058,600       4,942,900
   Selling, General & Administrative Expense       8,617,700       7,389,500
                                                 ------------    ------------
Operating Loss                                    (4,559,100)     (2,446,600)

   Interest Expense                                 (564,600)       (551,100)
   Other Income                                       76,800          56,800
                                                 ------------    ------------
Loss From Continuing Operations                   (5,046,900)     (2,940,900)

(Loss) Income From Discontinued Operations               -           (83,200)

   Preferred Stock Dividends                      (1,020,200)       (652,900)
                                                 ------------    ------------
Net Loss Attributable to Common Stock Holders    $(6,067,100)    $(3,677,000)

Net Loss Per Common Share - Basic and Diluted    $     (0.27)    $     (0.22)
                                                 ============    ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING        22,749,800      16,441,500
                                                 ============    ============


EXCEPT FOR HISTORICAL INFORMATION, THE STATEMENTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ALL SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO, AND ARE QUALIFIED BY, RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY THOSE STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, REDUCED DEMAND FOR INFORMATION TECHNOLOGY EQUIPMENT; COMPETITIVE PRICING AND DIFFICULTY MANAGING PRODUCT COSTS; DEVELOPMENT OF NEW TECHNOLOGIES WHICH MAKE THE COMPANY'S PRODUCTS OBSOLETE; RAPID INDUSTRY CHANGES; FAILURE OF AN ACQUIRED BUSINESS TO FURTHER THE COMPANY'S STRATEGIES; THE ABILITY TO MAINTAIN SATISFACTORY RELATIONSHIPS WITH LENDERS AND TO REMAIN IN COMPLIANCE WITH FINANCIAL LOAN COVENANTS AND OTHER REQUIREMENTS UNDER CURRENT BANKING AGREEMENTS; AND THE ABILITY TO SECURE AND MAINTAIN KEY CONTRACTS AND RELATIONSHIPS.

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